Exhibit 10.10

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this “Agreement”), dated as of __________, 2021, is by and among (i) Tristar Acquisition I Corp. , a Cayman Islands exempted company (the “SPAC”), (ii) Tristar Holdings I LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) ___________________________ (the “Investor”).

WHEREAS, the SPAC has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (as amended, the “Registration Statement”) for the initial public offering (the “IPO”) of units of the SPAC at a price of $10.00 per unit (the “Units”), each comprised of one Class A ordinary share, par value $0.0001 per share, of the SPAC (the “Class A Shares”) and one-half of one redeemable warrant, with each whole warrant exercisable to purchase one Class A Share at an exercise price of $11.50 per share (the “Warrants”).

WHEREAS, in connection with the IPO, the Investor has expressed an interest in acquiring up to 9.9% of the Units offered in the IPO, or up to 1,980,000 Units assuming 20,000,000 Units in the aggregate are offered in the IPO, without giving effect to any exercise of the underwriters’ over-allotment option (such Units, the “IPO Indication”), at the initial public offering price of $10.00 per Unit.

WHEREAS, the parties wish to enter into this Agreement pursuant to which, upon the terms and subject to the conditions hereof, the Investor will purchase from the Sponsor Class B ordinary shares, par value $0.0001 per share, of the SPAC (the “Founder Shares”).

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Sale and Purchase.

(a) In connection with the IPO Indication, and subject to the satisfaction of the conditions set forth in Section 1(b), the Sponsor hereby agrees to sell to the Investor ____________ Founder Shares (the “Transferred Shares”) at a purchase price of $_____ per share, or an aggregate purchase price of $______ for all of the Transferred Shares (the “Transfer Price”), and the Investor hereby agrees to purchase the Transferred Shares as aforesaid (the “Transfer”), on the date of the closing of the IPO. Concurrently with the Transfer, in consideration for the Transfer of the Transferred Shares, the Investor shall pay the Transfer Price to the Sponsor in immediately available funds.

(b) Subject to (i) the fulfillment by the Investor of the IPO Indication (which shall include the acquisition of 100% of the Units of the SPAC allocated to the Investor by the underwriters in the IPO, in an aggregate amount not to exceed 9.9% of the Units issued and sold in the IPO), and (ii) the Investor’s payment of the Transfer Price as contemplated by Section 1(a) of this Agreement, the Transfer shall occur and be effective upon the closing of the IPO, automatically and without any further action of any party hereto.

Section 2. Representations and Warranties of the SPAC. The SPAC hereby represents and warrants to the Investor as follows:

(a) The SPAC has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by the SPAC and constitutes a legal, valid and binding obligation of the SPAC enforceable against the SPAC in accordance with its terms.

(c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the SPAC of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the SPAC is a party or by which the SPAC is bound, or any decree, order, statute, rule or regulation applicable to the SPAC.

(d) Except for effectiveness of the Registration Statement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the SPAC in connection with the consummation of the transactions contemplated by this Agreement.

Section 3. Representations and Warranties of the Sponsor. The Sponsor hereby represents and warrants to the Investor as follows:

(a) The Sponsor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a legal, valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms.

(c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Sponsor of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or any decree, order, statute, rule or regulation applicable to the Sponsor.

(d) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Sponsor in connection with the consummation of the transactions contemplated by this Agreement.

Section 4. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the SPAC and the Sponsor, as follows:

(a) The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b) This Agreement has been duly and validly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms.

(c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Investor of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the Investor is a party or by which the Investor is bound, or any decree, order, statute, rule or regulation applicable to the Investor.

(d) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Investor in connection with the consummation of the transactions contemplated by this Agreement.

(e) The Investor is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s investment in the Founder Shares, including Class A Shares issuable upon conversion of the Founder Shares (together, the “Securities”), of making an informed investment decision with respect thereto, and has the ability and capacity to protect the Investor’s interests.

(f) The Investor hereby confirms that the Securities to be acquired by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third party, with respect to any of the Securities.

(g) The Investor has had the opportunity to ask questions and receive answers from the officers and directors of the SPAC and all persons acting on its behalf concerning the proposed business, management, financial condition and affairs of the SPAC and the terms and conditions of the IPO, the Units, the Class A Shares, the Warrants and the Founder Shares, and has reviewed the Registration Statement and understands the terms and conditions of the IPO and all such securities.

(h) The Investor understands that the offer and sale of the Securities to the Investor has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. The Investor understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor understands that no public market now exists for the Securities and that the SPAC has made no assurances that a public market will ever exist for the Securities. The Investor acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Investor further acknowledges that if an exemption from registration or qualification is available, the exemption may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the parties’ control, and which the SPAC is under no obligation and may not be able to satisfy. The Investor understands that the offering of the Securities is not, and is not intended to be, part of the IPO, and that the Investor will not be able to rely on the protection of Section 11 of the Securities Act with respect to the Securities.

(i) The Investor is not, and is not acting as, an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control of the U.S. Treasury Department; and the Investor has complied with all applicable U.S. laws, regulations, directives and executive orders relating to anti-money laundering.

Section 5. Additional Agreements and Acknowledgements of the Investor.

(a) The Investor agree not to transfer, assign or sell any Securities held by the Investor until the earlier of (i) one year after the date the SPAC consummates a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) and (ii) the earlier to occur of, subsequent to a Business Combination, (A) the first date on which the last reported sale price of the Class A Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after the consummation of a Business Combination and (B) the date on which the SPAC consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the SPAC’s shareholders having the right to exchange their Class A Shares for cash, securities or other property.

(b) The Investor acknowledge that the SPAC was formed for the purpose of effecting a Business Combination. The Investor agree that if the SPAC seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the Investor shall vote all of the Securities held by the Investor in favor of such proposed Business Combination (including any proposals recommended by the Board of Directors of the SPAC in connection with such Business Combination) and not have the Company redeem any Securities in connection with such shareholder approval.

(c) The Investor acknowledges that it is aware the SPAC will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO. The Investor agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the SPAC as a result of any liquidation of the SPAC with respect to the Securities.

(d) In connection with the IPO, the SPAC shall enter into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor, the Investor and certain other parties thereto. The Registration Rights Agreement shall provide the Investor with registration rights with respect to the Securities that are not less favorable in any material respect to the Investor than the registration rights of the Sponsor set forth therein.

(e) During the period commencing on the effective date of the Underwriting Agreement entered into in connection with the IPO (the “Underwriting Agreement”) and ending 180 days after such effective date, the Investor shall not, without the prior written consent of the lead or managing underwriter of the IPO, directly or indirectly, sell, transfer or dispose of any interest in any Founder Shares held by the Investor, except as expressly permitted in the Underwriting Agreement.

Section 6. Miscellaneous.

(a) Each party shall bear its own fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

(b) This Agreement shall be governed by the internal laws of the State of New York, without giving effect to any principles of conflicts of law thereof.

(c) This Agreement may not be amended, modified or waived without the written consent of each of the parties hereto.

(d) The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

(e) From time to time, at the reasonable request of any of the other parties hereto, each party hereto shall execute and deliver to the other parties hereto such additional documents and instruments and take such further lawful action as may be necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(f) Any term or provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the person intended to be benefited by such provision or any other provisions of this Agreement.

(g) This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be executed electronically through customary means and any signature page delivered by a facsimile machine or electronic mail shall be binding to the same extent as an original signature page.

* * * * *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

THE INVESTOR:

[INVESTOR NAME]

By: [__________], its [General Partner

By:

Name:
Title:

THE SPAC:

TRISTAR ACQUISITION I CORP.

By:
Name:	William M. Mounger II
Title:	Chief Executive Officer

THE SPONSOR:

TRISTAR HOLDINGS I LLC

By:
Name:	William M. Mounger II
Title:	Managing Member

Signature Page to Investment Agreement